UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 9, 2018

Schnitzer Steel Industries, Inc.
(Exact name of registrant as specified in its charter)

Oregon	0-22496	93-0341923
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 SW Clay Street, Suite 350
P.O. Box 10047
Portland, OR	97296-0047
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code:	(503) 224-9900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 2.02       Results of Operations and Financial Condition

On January 9, 2018, Schnitzer Steel Industries, Inc. (the “Company”) issued a press release announcing financial results for the three months ended November 30, 2017. A copy of this press release is being furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01       Financial Statements and Exhibits

(d)                   Exhibits

99.1                 Press Release of Schnitzer Steel Industries, Inc. issued on January 9, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schnitzer Steel Industries, Inc.
(Registrant)

Dated:	January 9, 2018	By:	/s/ Richard D. Peach
		Title:	Senior Vice President, Chief Financial Officer
and Chief of Corporate Operations

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Schnitzer Steel Industries, Inc. issued on January 9, 2018.